Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9197%



        Excess Protection Level
          3 Month Average   6.05%
          November, 2000   6.36%
          October, 2000   6.19%
          September, 2000   5.61%


        Cash Yield                                  19.74%


        Investor Charge Offs                         4.46%


        Base Rate                                    8.92%


        Over 30 Day Delinquency                      5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $ 56,372,819,075.31


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 6,672,128,513.82